SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - March 29, 2006
(Date of Earliest Event Reported)

POPULAR ABS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	333-115371-14	52-2029487
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 478-6160

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

8.1	Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR ABS, INC.

By:	/s/ James H. Jenkins
James H. Jenkins
Executive Vice President and CFO
Dated: March 29, 2006

Exhibit Index

Exhibit	Document

8.1	Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.